SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 20, 2006
GRUBB & ELLIS REALTY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32753	20-3426353

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
formation)
2215 Sanders Road, Suite 400, Northbrook, Illinois 60062

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (847) 753-7500
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Deutsche Bank Securities Inc., the representative of the underwriters for the initial public offering of Grubb & Ellis Realty Advisors, Inc. (the “Company”) which closed on March 3, 2006, has notified the Company that, commencing on March 27, 2006, the holders of the Company’s units may separately trade the common stock and warrants included in such units. The symbol for each of the common stock, warrants and units on the American Stock Exchange is GAV, GAV.WS and GAV.U, respectively.
     A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c)   Exhibits.
99.1	Press Release, dated March 20, 2006, issued by Grubb & Ellis Realty Advisors, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS REALTY ADVISORS, INC.
By:	/s/ Mark E. Rose
Mark E. Rose
Chief Executive Officer

Dated: March 21, 2006